                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: October 15, 1996





                         DYNASTY CAPITAL CORPORATION
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)




    Florida                             33-11059-A                59-2773602
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   (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)




       100 Second Avenue South, Suite 1000
                St. Petersburg, FL                              33701
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       (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (813) 895-4410
                                                   -----------------------------

       26 West Dry Creek Circle, Suite 600, Littleton, Colorado  80120
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       (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

       NAME CHANGE: On October 2, 1996, the Registrant filed Articles of Amendment with the Secretary of State of Florida to change its name to:

                    VISITORS SERVICES INTERNATIONAL CORP.

       The Registrant will continue to operate through its newly acquired subsidiary, Visitors Services, Inc. ("VSI"). VSI was formed under the laws of the State of Florida in November 1992 as a destination marketing company providing automated reservations and information services specifically designed to support the special needs of Convention and Visitors Bureaus ("CVB") and major convention/event organizers. VSI's focus is to generate revenue for the client destination's hotels and attractions by converting information/visitor guide calls into actual travel reservations. The traditional "passive" approach to destination marketing involves placing advertisements, taking calls for information/visitor guides and hoping the traveling public will choose to visit a destination. VSI believes the only successful strategy in today's highly competitive tourism industry is to take a "proactive" marketing approach, whereby VSI's destination counselors actively "sell" their destinations during each and every call. VSI provides a "state-of- the-art" reservation system and incentive-motivated destination counselors that are accessible to leisure travelers via destination specific toll-free telephone lines operating 24 hours a day, 365 days a year.

       For major conventions and events, VSI provides complete travel management services for the Convention or Event organizers. Anyone wishing to attend a VSI managed event can call a toll-free number and get registration, air, hotel and car arrangements at any time of the day. VSI currently counts 16 CVB's and 35 major convention/events as its customers.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

       Exhibit No.   Description
       -----------   -----------
             2.1     Agreement and Plan of Reorganization between Dynasty Capital Corporation and Visitor Services,
                     Inc., dated September 26, 1996. (3)

              3      Articles of Incorporation (1); and Bylaws (2)

              3.1    Amendment to Articles of Incorporation, filed November 12, 1986  (1)

              3.2    Amendment to Articles of Incorporation, filed October 2, 1996  (1)

--------------------------

(1)    Filed herewith.
(2) Incorporated by reference to Exhibit 3 to the Company's Registration Statement on S-18 (33-11059-A).
(3) Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on September 30, 1996.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VISITORS SERVICES INTERNATIONAL CORP.
                                   (FORMERLY DYNASTY CAPITAL CORPORATION)

                                   By:  /s/ Robert P. Gordon
                                      ----------------------------------------
                                         Robert P. Gordon, President

Date:  October 15, 1996





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                                 EXHIBIT INDEX




       Exhibit No.   Description
       -----------   -----------
             2.1     Agreement and Plan of Reorganization between Dynasty Capital Corporation and Visitor Services,
                     Inc., dated September 26, 1996. (3)

              3      Articles of Incorporation (1); and Bylaws (2)

              3.1    Amendment to Articles of Incorporation, filed November 12, 1986  (1)

              3.2    Amendment to Articles of Incorporation, filed October 2, 1996  (1)


-------------------------

(1)    Filed herewith.
(2) Incorporated by reference to Exhibit 3 to the Company's Registration Statement on S-18 (33-11059-A).
(3) Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on September 30, 1996.